EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of INTERNATIONAL CONSOLIDATED COMPANIES, INC. (the “Company”) on Form 10-QSB for the quarter ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil Levine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 17, 2008

/s/ Neil Levine
Neil Levine
Chief Financial Officer